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                                                                    EXHIBIT 99.3


               CERTIFICATION FURNISHED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Dominion Resources Black Warrior Trust (the "Trust") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                                   BANK OF AMERICA, N.A., TRUSTEE FOR
                                   DOMINION RESOURCES BLACK WARRIOR TRUST



March 25, 2003                     By: /s/ RON E. HOOPER
                                       -----------------------------------------
                                       Ron E. Hooper,
                                       Senior Vice President, Royalty Management
                                       Bank of America, N.A.